Borrowings (Hong Kong Wetouch Electronics Technology Limited)	12 Months Ended
Dec. 31, 2019
Hong Kong Wetouch Electronics Technology Limited [Member]
Borrowings

NOTE 5 — BORROWINGS

The Company has short-term bank loans as described below:

(1) On September 2, 2016, Sichuan Wetouch obtained a six-month loan of RMB1.0 million (equivalent to US$143,641 and US$145,444 as of December 31, 2019 and 2018, respectively) from Sichuan Renshou Shigao Tianfu Investment Co., Ltd. (“Renshou Shigao”), a local government investment vehicle at an annual interest rate of 8.2% per annum, which can be waived and converted to government grant upon the Company’s successful going public. This loan was guaranteed by the personal shareholding of Mr. Cai, the Chairman and CEO of Sichuan Wetouch, and director of HK Wetouch. Subsequently, this loan was extended to December 31, 2018, and then to December 31, 2020.

(2) On April 2, 2017, Sichuan Wetouch obtained a six-month loan of RMB2.0 million (equivalent to US$287,282 and US$290,888 as of December 31, 2019 and 2018, respectively) from Renshou Shigao at an annual interest rate of 8.2% per annum, which can be waived and converted to government grant upon the Company’s successful going public. This loan was guaranteed by the personal shareholding of Mr. Cai, the Chairman and CEO of the Sichuan Wetouch, and director of HK Wetouch. Subsequently, this loan was extended to December 31, 2018, and then to December 31, 2020.

On June 15, 2020, Sichuan Wetouch made a full repayment of above mentioned RMB3.0 million (equivalent to US$430,923).

For the above-mentioned loans, the Company recorded a total interest expense of $12,707 and $24,433 for the years ended December 31, 2019 and 2018, respectively.